Exhibit 10.2

JOINT FILING AGREEMENT

We, the signatories of the statement to which this Joint Filing Agreement is attached, hereby agree that such statement is filed, and any amendments thereto filed by any or all of us will be filed on behalf of each of us.

Dated: January 4, 2013	DEEP WATER HOLDINGS, LLC

/s/ Lawrence R. Simkins

Lawrence R. Simkins, Manager

Dated: January 4, 2013	THE ROY DENNIS WASHINGTON REVOCABLE LIVING TRUST UNDER AGREEMENT DATED NOVEMBER 16, 1987, INCLUDING ALL SUBSEQUENT AMENDMENTS, MODIFICATION AND RESTATEMENTS

/s/ Dennis R. Washington

Dennis R. Washington, Trustee

Dated: January 4, 2013	DENNIS R. WASHINGTON

/s/ Dennis R. Washington

Dennis R. Washington

Dated: January 4, 2013	THE KYLE ROY WASHINGTON 1999 TRUST II

/s/ Christopher Hawks

Christopher Hawks, President, Copper Lion, Inc., Trustee

Dated: January 4, 2013	THE KEVIN LEE WASHINGTON 1999 TRUST II

/s/ Christopher Hawks

Christopher Hawks, President, Copper Lion, Inc., Trustee

Dated: January 4, 2013	KYLE ROY WASHINGTON 2005 IRREVOCABLE TRUST CREATED UNDER AGREEMENT DATED JULY 15, 2005, INCLUDING ALL SUBSEQUENT AMENDMENTS, MODIFICATIONS AND RESTATEMENTS

/s/ Christopher Hawks

Christopher Hawks, President, Copper Lion, Inc., Trustee

Dated: January 4, 2013	COPPER LION, INC.

/s/ Christopher Hawks

Christopher Hawks, President, Copper Lion, Inc.

Dated: January 4, 2013	KYLE R. WASHINGTON.

/s/ Kyle R. Washington

Kyle R. Washington